Other Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets

The intangible asset balance in the Partnership's consolidated balance sheets represents the fair value, net of amortization, related to the contracts assumed by the Partnership in connection with the Platte Valley acquisition in February 2011, which dedicate certain customers' field production to the acquired gathering and processing system. These long-term contracts provide an extended commercial relationship with the existing customers whereby the Partnership will have the opportunity to gather and process future production from the customers' acreage. These contracts are generally limited, however, by the quantity and production life of the underlying natural gas resource base.

At December 31, 2011, the carrying value of the Partnership's customer relationship intangible assets was $52.9 million, net of $0.9 million of accumulated amortization, and was included in goodwill and other intangible assets in the Partnership's consolidated balance sheets. Customer relationships are amortized on a straight-line basis over 50 years, which is the estimated productive life of the reserves covered by the underlying acreage ultimately expected to be produced and gathered or processed through the Partnership's assets subject to current contractual arrangements. No intangible asset impairment has been recognized in connection with these assets (see Note 1).

Estimated future amortization for these intangible assets over the next five years is as follows:

Future
thousands	Amortization

2012	$1,075
2013	1,075
2014	1,075
2015	1,075
2016	1,075